Page>

                                                      1933 Act File No. 33-31072
                                                      1940 Act File No. 811-5876

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          [X]

                         Pre-Effective Amendment No.                        [ ]

                       Post-Effective Amendment No. 17                      [X]

                                     and/or

           REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT          [X]
                                     OF 1940

                              Amendment No. 16                              [X]

                             LORD ABBETT SERIES FUND
                Exact Name of Registrant as Specified in Charter

                  767 FIFTH AVENUE, NEW YORK, N. Y. 10153-0203
                      Address of Principal Executive Office

                  Registrant's Telephone Number (212) 848-1800

                       Lawrence H. Kaplan, Vice President
                     767 FIFTH AVENUE, NEW YORK, N. Y. 10153
                      Name and Address of Agent for Service

It is proposed that this filing will become effective (check appropriate box)

    x      immediately upon filing pursuant to paragraph (b)
---------

           on April 30, 1999 pursuant to paragraph (b)
---------

           60 days after filing pursuant to paragraph (a) (1)
---------

           on (date) pursuant to paragraph (a) (1)
---------

           75 days after filing pursuant to paragraph (a) (2)
---------

           on (date) pursuant to paragraph (a) (2) of rule 485
---------

If appropriate, check the following box:

           This post-effective amendment designates a new effective date for a --------- previously filed post-effective amendment.

Lord
Abbett Series Fund

Prospectus
May 1, 1999




[LOGO] FPO
       LORD, ABBETT & CO.
       Investment Management
A Tradition of Performance Through Disciplined Investing

     As with all mutual funds, the Securities and Exchange Commission does not guarantee that the information in this prospectus is accurate or complete, and it has not judged this fund for investment merit. It is a criminal offense to state otherwise.




Page>






                               Table of Contents




                               The Fund                                    Page

            What you should know        Goal/Strategy                        2
                  about the fund        Main Risks                           2
                                        Past Performance                     3
                                        Fees and Expenses                    3

                            Your Investment

        Information for managing        Purchases and Redemptions            4
               your fund account        Distributions Tax Status             4
                                        Service Agreement                    4
                                        Management                           5

                         For More Information

               How to learn more        Other Investment Techniques          6
                  about the fund        Recent Performance                   7



                           Financial Information

                           Financial Highlights                              8

     How to learn more about the        Back Cover
fund and other Lord Abbett funds

GOAL / STRATEGY

   The fund's investment objective is long-term growth of capital and income without excessive fluctuations in market value.

   Typically, in choosing stocks, we look for companies using the following process:

     QUANTITATIVE RESEARCH is performed on a universe of large, seasoned U.S. and multi-national companies to identify those with stocks which we think represent the best bargains.

     FUNDAMENTAL RESEARCH is conducted to assess a company's operating environment, resources and strategic plans and to determine its prospects for exceeding the earnings expectations reflected in its stock price.

     BUSINESS CYCLE ANALYSIS is used to assess the economic interest-rate sensitivity of our portfolio. This analysis helps us assess how adding or deleting stocks changes our portfolio's overall sensitivity to economic activity and interest rates.

   We believe that investors purchase and redeem our shares to meet long-term financial objectives rather than to try to take advantage of short-term price fluctuations. If so, their needs are best served by an investment seeking capital appreciation with less fluctuations in market value than the Standard & Poor's Composite Index of 500 Stocks ("S&P 500'r' Index"). For this reason, we try to keep our assets invested in securities that are selling at reasonable prices and, therefore, we are willing to forego some opportunities for gains when, in our judgment, they are too risky.

   We generally sell a stock when we think it is no longer a bargain, appears less likely to benefit from the current market and economic environment, shows deteriorating fundamentals or falls short of our expectations.

   We may take a temporary defensive position by investing some of our assets in short-term debt securities. This could reduce the benefit from any upswing in the market and prevent the fund from realizing its investment objective.

MAIN RISKS

   Our performance may sometimes be lower or higher than that of other types of funds (such as those emphasizing small-company stocks or growth stocks) because different types of stocks tend to shift in and out of favor, depending on market and economic conditions. While there is the risk that an investment may never reach what we think is its full value, or may go down in value, our emphasis on large, seasoned company bargain stocks might limit our downside risk because bargain stocks in theory are already underpriced and in addition, they tend to be less volatile than small-company stocks. In the long run, we may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk.

   While stocks have historically been a leading choice of long-term investors, they fluctuate in price. The value of your investment in the fund will go up and down.

   An investment in the fund is not a bank deposit. It is not FDIC insured or government endorsed. It is not a complete investment program. You could lose money in this fund.

WE OR THE FUND refers to the Growth and Income Portfolio, one of four separate portfolios of the Lord Abbett Series Fund, Inc. (the "company"). The fund operates under the supervision of the company's Board, with the advice of Lord, Abbett & Co.("Lord Abbett"), its investment manager

ABOUT THE FUND. The fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. It strives to reach its stated goal, although as with all funds, it cannot guarantee results.

BARGAIN STOCKS are stocks of companies that appear under priced according to certain financial measurements of their intrinsic worth or business prospects.

GROWTH STOCKS exhibit faster-than-average gains in earnings and are expected to continue profit growth at a high level, but also tend to be more volatile than bargain stocks.

SMALL-COMPANY STOCKS are stocks of smaller companies which often are new and less established, with a tendency to be faster-growing but more volatile than large company stocks.

LARGE COMPANIES are established companies that are considered "known quantities." Large companies often have the resources to weather economic shifts, though they can be slower to innovate than small companies.

SEASONED COMPANIES are usually established companies whose securities have gained a reputation for quality with the investing public and enjoy liquidity in the market.

You should read this entire prospectus, including "Other Investment Techniques," which concisely describes the other investment strategies, and their risks, used by the fund.

2  The Fund





Page>




                                                       GROWTH & INCOME PORTFOLIO

PAST PERFORMANCE

   The information below provides some indication of the risks of investing in the fund, by showing changes in the fund's class VC shares' performance from calendar year to calendar year and by showing how the fund's average annual returns compare with those of a broad measure of market performance. The returns shown do not reflect insurance company fees and expenses. The deduction of such fees and expenses (and the compounding effect thereof over time) may reduce the investors' return. Past performance is not a prediction of future results.



[BAR CHART]

1990      2.2%
1991      27.0$
1992      15.6%
1993      14.8%
1994      2.8%
1995      29.8%
1996      19.5%
1997      24.4%
1998      12.8%

Best Quarter: 4th Q 91 30.64%
Worst Quarter: 3rd Q 98 (12.24)%

==============================================================================
The table below shows a comparison of the fund's class VC average annual total return to that of the S&P500'r' Index. Fund returns assume reinvestment of dividends and distributions. All periods end on December 31, 1998.

Class                        1 YEAR       5 YEARS      10 YEARS     SINCE INCEPTION(i)
VC                           12.82%       17.51%         --            16.17%
--------------------------------------------------------------------------------------
S&P 500'r' Index(ii)         28.60%       24.05%        19.19%         17.88%(iii)
--------------------------------------------------------------------------------------

  (i) The date of inception for class VC is: 12/11/89.
 (ii) Performance for the unmanaged S&P 500'r' Index does not reflect transaction costs or management fees.
(iii) This represents total returns for the period 12/31/89 - 12/31/98.

FEES AND EXPENSES

   Lord Abbett may waive its management fee and/or advance other expenses of the fund. A class must bear the expenses solely attributable to it. For the year ended December 31, 1998, the expenses borne by the portfolio amounted to $3,136,549 or .51 of 1% of its average daily net assets.

MANAGEMENT FEES are payable to Lord Abbett for the fund's investment management.

OTHER EXPENSES include fees paid for miscellaneous items such as professional fees.

                                                                     The Fund  3

Your Investment

PURCHASES AND REDEMPTIONS

     This prospectus offers one class of shares: class VC. Shares are currently only sold to the separate accounts of the insurance companies at Net Asset Value ("NAV"). Redemptions will be effected by the separate accounts to meet obligations under the Variable Contracts. Contract owners do not deal directly with the fund with respect to acquisition or redemption of shares. In selecting broker/dealers to execute portfolio transactions for the fund's portfolio, if two or more broker/dealers are considered capable of best execution, the fund may prefer the broker/dealer who has sold fund shares through the sale of such Variable Contracts.

DISTRIBUTIONS TAX STATUS

     All dividends and distributions are distributed to the shareholders and will be payable in shares or cash at the election of shareholders. The insurance companies, with respect to shares held by their separate accounts, have elected, and intend to continue to elect, to receive dividends and distributions in shares. Dividends and distributions are made at such frequency and in such amount as to assure compliance with the Internal Revenue Code.

     It is the intention of the fund to cause the portfolio to qualify, and for the year ended December 31, 1998, it did qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code. The fund distributes all of its net income and gains to its shareholders (including the separate accounts). The portfolio is treated as a separate entity for federal income tax purposes and, therefore, the investments and results of the portfolio are determined separately for purposes of determining whether the portfolio qualifies as a "regulated investment company" and for purposes of determining net ordinary income (or loss) and net realized capital gains (or losses).

SERVICE AGREEMENT

     Insurance companies will be compensated up to .25 of 1% to service and maintain shareholder accounts. The services provided may include providing information periodically to Variable Contract owners showing the number of shares of the fund held through the Variable Contract; responding to Variable Contract owners' inquiries relating to the services performed by the insurance company; forwarding shareholder communications from the fund, including proxies, shareholder reports, annual and semi-annual financial statements as well as dividend, distribution and tax notices to Variable Contract owners, if required by law; and such other similar services as the fund may reasonably request on behalf of a portfolio, from time to time, to the extent the insurance company is permitted to do so under federal and state statutes, rules and regulations.


NAV per share for each class of fund shares is calculated each business day at the close of regular trading on the New York Stock Exchange ("NYSE"). The fund is open on those business days when the NYSE is open. Purchases and sales of fund shares are executed at the NAV next determined after the fund receives your order. In calculating NAV, securities for which market quotations are available are valued at those quotations. Securities for which such quotations are not available are valued at fair value under procedures approved by the Board.

VARIABLE CONTRACTS - usually variable annuities or variable life insurance
- allow all contract holders to invest a portion of the premiums in mutual funds in order to take advantage of fluctuations in the stock market.

4 Your Investment

MANAGEMENT

     The fund's investment adviser is Lord, Abbett & Co., 767 Fifth Avenue, New York, NY 10153-0203. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with over $30 billion in more than 35 mutual fund portfolios and other advisory accounts. For more information about the services Lord Abbett provides to the funds, see the Statement of Additional Information.

     The fund pays Lord Abbett a monthly fee based on average daily net assets for each month. For the fiscal year ended December 31, 1998, the fee paid to Lord Abbett was at an annual rate of .50 of 1%. In addition, the fund pays all expenses not expressly assumed by Lord Abbett.

     Lord Abbett uses a team of portfolio managers and analysts acting together to manage the fund's investments. Thomas Hudson Jr., Partner of Lord Abbett, heads the fund's team, the other senior members of which are Robert
     G. Morris, Partner of Lord Abbett, and Eli M. Salzman. Messrs. Hudson and Morris have been with Lord Abbett for more than five years. Mr. Salzman joined Lord Abbett in 1997; prior to that he was a Vice President with Mutual of America Capital Corp from 1996 to 1997 and a Vice President with Mitchell Hutchins Asset Management, Inc. from 1986 to 1996.


                                                               Your Investment 5

For More Information


OTHER INVESTMENT TECHNIQUES

     This section describes some of the investment techniques that might be used by the fund and their risks. It is the fund's current intention that no more than 5% of the portfolio's net assets will be at risk in the use of any one of the policies identified below.

     ADJUSTING INVESTMENT EXPOSURE. The fund may, but is not required to, use various strategies to change its investment exposure to adjust to changing security prices, interest rates, currency exchange rates, commodity prices and other factors. The fund may use these strategies to change the risk and return characteristics of the fund's portfolio. If we judge market conditions incorrectly or use a strategy that does not correlate well with the fund's investments, it could result in a loss, even if we intended to lessen risk or enhance returns. These strategies may involve a small investment of cash compared to the magnitude of the risk assumed and could produce disproportionate gains or losses. Also, these strategies could result in losses if the counterparty to a transaction does not perform as promised.

     BORROWING. The fund may borrow from banks. If the fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. The fund may borrow up to one third of the value of the portfolio's total assets taken at current value but only from banks as a temporary measure for extraordinary or emergency purposes. Beyond 5% of the portfolio's total assets (at current value), this borrowing may not be used for investment leverage to purchase securities. As a matter of operating policy, the portfolio will not borrow more than 25% of its total assets taken at current value.

     CLOSED-END INVESTMENT COMPANIES. The fund may invest in shares of closed-end investment companies if bought in the primary or secondary market with a fee or commission no greater than the customary broker's commission. Shares of such investment companies sometimes trade at a discount or premium in relation to their net asset value.

     COVERED CALL OPTIONS. The fund may write (sell) call options on securities it owns. A call option on stock gives the purchaser of the option, upon payment of a premium to the writer of the option, the right to call upon the writer to deliver a specified number of shares of a stock on or before a fixed date at a predetermined price.

     PORTFOLIO SECURITIES LENDING. The fund may seek to earn income by lending its portfolio securities if the loan is collateralized and complies with regulatory requirements.

     REPURCHASE AGREEMENTS. The fund may enter into repurchase agreements with respect to a security. In a repurchase agreement, the fund buys a security at one price from a broker-dealer or financial institution and simultaneously agrees to sell the same security back to the same party at a higher price in the future. If the other party to the agreement defaults or becomes insolvent, the fund could lose money.

     RIGHTS AND WARRANTS. The fund may invest in rights and warrants to purchase securities. Included within these purchases, but not exceeding 2% of the value of the portfolio's net assets, may be warrants which are not listed on the New York Stock Exchange or American Stock Exchange.

6 For More Information


Page>


RECENT PERFORMANCE

     Our mid-year concerns regarding the future health of world markets turned out to be extremely well-founded. As we feared, the Asian economic and currency crises, along with economic problems in Russia, had a negative impact on U.S. corporate profits and on U.S. investor confidence. As a result, investors focused on a very small number of the perceived "safer" largest growth stocks. The performance of our portfolio was negatively affected by this investor focus on large-capitalization growth stocks, which caused large value stocks to underperform.

     Financial markets, meanwhile, have shown increased volatility over concern regarding the likelihood that corporate earnings will fall short of previous estimates and evidence of a global credit crunch. However, our expectation for the U.S. economy at this time is not recession, but rather that we have reached a turning point and will now see slower growth. Consumer activity, which comprises well over half the economy, continues to provide support for growth with additional gains seen in job creation, income and spending. Business spending, however, is slowing down and recession abroad is likely to reduce exports. Both developments will have a flattening effect on corporate profit growth.


YEAR 2000 ISSUES. The fund could be adversely affected if the computers used by each fund and their service providers do not properly process and calculate date-related information from and after January 1, 2000.

Lord Abbett is working to avoid such problems and has received assurances from each fund's service providers that they are taking similar steps. Of course, the Year 2000 problem is unprecedented and, therefore, Lord Abbett cannot eliminate altogether the possibility that it or the funds will be affected.


                                                          For More Information 7

                             Financial Information

FINANCIAL HIGHLIGHTS

     The following financial highlights have been audited by Deloitte & Touche LLP, independent auditors, whose report thereon is incorporated by reference into the Statement of Additional Information and may be obtained on request. The total return information for the portfolio shown in the table below does not reflect expenses of a separate account or any variable contracts. If such charges were included, the total return figures would be lower for all periods shown.



===================================================================================
                                       GROWTH & INCOME PORTFOLIO - CLASS VC
                                  ---------------------------------------------
                                               Year Ended December 31,

Per Share Operating Performance:         1998     1997      1996     1995       1994
NET ASSET VALUE, BEGINNING OF YEAR   $19.510    $17.022    $15.241   $12.71     $13.15
--------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
--------------------------------------------------------------------------------------
 Net Investment Income                  .360(a)    .393(a)    .408     .459        .41
--------------------------------------------------------------------------------------
 Net realized and unrealized
--------------------------------------------------------------------------------------
  gain (loss) on investments           2.149       3.755     2.563    3.332      (.045)
--------------------------------------------------------------------------------------
Total from investment operations       2.509       4.148     2.971    3.791       .365
--------------------------------------------------------------------------------------
DISTRIBUTIONS
--------------------------------------------------------------------------------------
 Dividends from net investment income  (.325)      (.34)     (.36)     (.36)      (.33)
--------------------------------------------------------------------------------------
 Distributions from net realized gain (1.045)     (1.32)     (.83)     (.90)     (.475)
--------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR         $20.649    $19.510   $17.022   $15.241     $12.71
--------------------------------------------------------------------------------------
TOTAL RETURN(b)                        12.82%     24.34%    19.49%    29.82%      2.76%
--------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------
 Expenses(b)                             .51%       .52%      .52%      .52%       .59%
--------------------------------------------------------------------------------------
 Net investment income                  1.78%      2.02%     2.32%     2.91%      2.97%
---------------------------------------------------------------------------------------

=======================================================================================
                                                      Year Ended December 31,
---------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:              1998      1997      1996        1995       1994

NET ASSETS, END OF YEAR (000)       $714,274   $512,438   $303,982   $193,575   $114,608
---------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE              76.62%     43.09%     48.93%     70.30%     68.94%
---------------------------------------------------------------------------------------

(a) Calculated using average shares outstanding during the period.
(b) Total return assumes the reinvestment of all distributions.


8  Financial Information




Page>



LINE GRAPH COMPARISON

   Immediately below is a comparison of a $10,000 investment in class VC shares to the same investment in the S&P 500'r' Index, assuming reinvestment of all dividends and distributions.



                  [GRAPHIC OMITTED]


=================================================================
                      Average Annual Total Return
               For The Periods Ending December 31, 1998

                    1 YEAR   5 YEAR    LIFE
-----------------------------------------------------------------
 Class VC(2)        12.82%   17.51%   16.17%
-----------------------------------------------------------------



-----------------------------------------------------------------

(1) Performance for the unmanaged S&P500'r' Index does not reflect transaction costs, management fees or sales charges. Performance for the S&P500'r' Index begins on 12/31/89.

(2) The class VC shares were first offered on 12/11/89.


                                                        Financial Information  9

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Page>

               THIS PAGE INTENTIONALLY LEFT BLANK

               THIS PAGE INTENTIONALLY LEFT BLANK




Page>


   This prospectus is intended for use in connection with a Variable Contract Plan. More information on this fund is available free upon request, including:

ANNUAL/SEMI-ANNUAL REPORT

   Describes the fund, lists portfolio holdings and contains a letter from the fund's manager discussing recent market conditions and investment strategies.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

   Provides more details about the fund and its policies. A current SAI is on file with the Securities and Exchange Commission ("SEC") and is incorporated by reference (is legally considered part of this prospectus).

   Both the SAI and the prospectus may be obtained, without charge, by writing to the fund or by calling 800-831-LIFE with respect to Variable Contracts of Cova Financial Services Life Insurance Company, 800-342-6307 with respect to Variable Contracts of Great American Reserve Insurance Company, 800-752-7215 with respect to the Variable Contracts of SunLife of Canada (U.S.), and 800-272-1642 with respect to the Variable Contracts of Midland National Life Insurance Company.


   Lord Abbett Series Fund

   The General Motors Building
   767 Fifth Avenue
   New York, NY 10153-0203
   ----------------------------
   SEC file number: 811-5876


To obtain information:

BY TELEPHONE.  Call the fund at:
800-426-1130

BY MAIL.  Write to the fund at:
The Lord Abbett Family of Funds
767 Fifth Avenue
New York, NY 10153-0203

VIA THE INTERNET.
LORD, ABBETT & CO.
http://www.lordabbett.com

Text only versions of fund documents can be viewed online or downloaded from:

SEC
http://www.sec.gov

You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 800-SEC-0330) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009.

LASF-1-599
(5/99)

                      STATEMENT OF ADDITIONAL INFORMATION

LORD ABBETT SERIES FUND, INC.                                       May 1, 1999
GROWTH AND INCOME PORTFOLIO

This Statement of Additional Information is not a Prospectus. A Prospectus may be obtained from Lord, Abbett & Co ("Lord Abbett"), The General Motors Building, 767 Fifth Avenue, New York, N.Y. 10153-0203. This Statement of Additional Information relates to, and should be read in conjunction with, the Prospectus dated May 1, 1999.

The Fund was incorporated under Maryland law on August 28, 1989. Shareholder inquiries should be made by writing directly to the Fund or by calling 800-831-LIFE with respect to Variable Contracts of Cova Financial Services Life Insurance Company, 800-342-6307 with respect to Variable Contracts of Great American Reserve Insurance Company, 800-752-7215 with respect to the Variable Contracts of SunLife of Canada (U.S.), and 800-272-1642 with respect to the Variable Contracts of Midland National Life Insurance Company.


TABLE OF CONTENTS                                                    PAGE
1.      Investment Objectives and Policies                             2
2.      Directors and Officers                                         4
3.      Control Persons and Principal Holders of Securities            7
4.      Investment Advisory and Other Services                         8
5.      Portfolio Transactions                                         9
6.      Net Asset Value of Fund Shares                                10
7.      Dividends and Distributions                                   11
8.      Distribution Arrangements                                     11
9.      Taxes                                                         11
10.     Calculation of Performance Data                               11
11.     Financial Statements                                          12

                                       1.
                       INVESTMENT OBJECTIVES AND POLICIES

The Fund's investment objectives and policies are described in the Prospectus under "Goal/Approach," "Risks," and "Other Investment Techniques." In addition to those investment objectives, the Growth and Income Portfolio (the "Portfolio") is subject to the following investment restrictions which cannot be changed without approval of a majority of the outstanding shares of the Portfolio. The Portfolio may not: (1) sell short securities or buy securities or evidences of interests therein on margin, although it may obtain short-term credit necessary for the clearance of purchases of securities; (2) buy or sell put or call options, although it may buy, hold or sell rights or warrants, write covered call options and enter into closing purchase transactions as discussed below; (3) borrow money which is in excess of one-third of the value of its total assets taken at market value (including the amount borrowed) and then only from banks as a temporary measure for extraordinary or emergency purposes (borrowings beyond 5% of such total assets may not be used for investment leverage to purchase securities but solely to meet redemption requests where the liquidation of the Portfolio's investment is deemed to be inconvenient or disadvantageous); (4) invest in securities or other assets not readily marketable at the time of purchase or subject to legal or contractual restrictions on resale except as described under "Restricted or Not Readily Marketable Securities for the Fund's Portfolio" below; (5) act as underwriter of securities issued by others, unless it is deemed to be one in selling a portfolio security requiring registration under the Securities Act of 1933, such as those described under "Restricted or Not Readily Marketable Securities for the Fund's Portfolio" below; (6) lend money or securities to any person except that it may enter into short-term repurchase agreements with sellers of securities it has purchased, and it may lend its portfolio securities to registered broker-dealers where the loan is 100% secured by cash or its equivalent as long as it complies with regulatory requirements and the Fund deems such loans not to expose the Portfolio to significant risk (investment in repurchase agreements exceeding 7 days and in other illiquid investments is limited to a maximum of 5% of a Portfolio's assets); (7) pledge, mortgage or hypothecate its assets; however, this provision does not apply to permitted borrowing mentioned above or to the grant of escrow receipts or the entry into other similar escrow arrangements arising out of the writing of covered call options; (8) buy or sell real estate including limited partnership interests therein (except securities of companies, such as real estate investment trusts, that deal in real estate or interests therein), or oil, gas or other mineral leases, commodities or commodity contracts in the ordinary course of its business, except such interests and other property acquired as a result of owning other securities, though securities will not be purchased in order to acquire any of these interests; (9) invest more than 5% of its gross assets, taken at market value at the time of investment, in companies (including their predecessors) with less than three years' continuous operation; (10) buy securities if the purchase would then cause a Portfolio to have more than (i) 5% of its gross assets, at market value at the time of purchase, invested in securities of any one issuer, except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (ii) 25% of its gross assets, at market value at the time of purchase, invested in securities issued or guaranteed by a foreign government, its agencies or instrumentalities; (11) buy voting securities if the purchase would then cause a Portfolio to own more than 10% of the outstanding voting stock of any one issuer; (12) own securities in a company when any of its officers, directors or security holders is an officer or director of the Fund or an officer, director or partner of the Investment Manager or sub-adviser, if after the purchase any of such persons owns beneficially more than 1/2 of 1% of such securities and such persons together own more than 5% of such securities; (13) concentrate its investments in any particular industry, but if deemed appropriate for attainment of its investment objective, up to 25% of its gross assets (at market value at the time of investment) may be invested in any one industry classification used for investment purposes; (14) buy securities from or sell them to the Fund's officers, directors, or employees, or to the Investment Manager or sub-adviser or to their partners, directors and employees; or (15) issue senior securities to the extent such issuance would violate applicable law.

CHANGES IN FUND OBJECTIVES, RESTRICTIONS, POLICIES AND STRATEGIES

The Fund's investment objectives described in the Prospectus and the Fund's investment restrictions described above in this Statement of Additional Information, both can be changed only with the approval of a majority of the outstanding shares of the affected Portfolio. All of the Fund's policies and techniques, including those described below, can be changed without such approval.

INVESTMENT TECHNIQUES

The Fund intends to utilize from time to time one or more of the investment techniques described below, including covered call options, rights and warrants and repurchase agreements. It is the Fund's current intention that no more than 5% of the Portfolio's net assets will be at risk in the use of any one of such investment techniques. While some of these techniques involve risk when utilized independently, the Fund intends to use them to reduce risk and volatility in its Portfolio.

Covered Call Options. The Fund may write call options on securities it owns. A call option on stock gives the purchaser of the option, upon payment of a premium to the writer of the option, the right to call upon the writer to deliver a specified number of shares of a stock on or before a fixed date at a predetermined price.

The writing of call options will, therefore, involve a potential loss of opportunity to sell securities at higher prices. The writer of a fully collateralized call option assumes the full downside risk of the securities subject to such option. In addition, in exchange for the premium received, the writer of the call gives up the gain possibility of the stock appreciating beyond the call price. While an option that has been written is in force, the maximum profit that may be derived from the optioned stock is the sum of the premium (less brokerage commissions and fees) plus the difference between the strike price of the call and the market price of the underlying security.

The Fund's custodian will segregate cash, liquid high grade debt securities or other permitted securities in an amount not less than the value of the Fund's assets committed to written covered call options. If the value of the securities segregated declines, additional cash or permitted securities will be added on a daily basis (i.e., marked to market) so that the segregated amount will not be less than the amount of the Fund's commitments with respect to such written options.

Rights and Warrants. The Fund may invest in rights and warrants to purchase securities. Included within that amount, but not to exceed 2% of the value of the Portfolio's net assets, may be warrants which are not listed on the New York Stock Exchange or American Stock Exchange.

Rights represent a privilege offered to holders of record of issued securities to subscribe (usually on a pro rata basis) for additional securities of the same class, of a different class, or of a different issuer, as the case may be. Warrants represent the privilege to purchase securities at a stipulated price and are usually valid for several years. Rights and warrants generally do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company.

Also, the value of a right or warrant may not necessarily change with the value of the underlying securities, and rights and warrants cease to have value if they are not exercised prior to their expiration date.

Repurchase Agreements. The Fund may enter into repurchase agreements with respect to a security. A repurchase agreement is a transaction by which the Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The resale price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. In this type of transaction, the securities purchased by the Fund have a total value in excess of the value of the repurchase agreement. The Fund requires at all times that the repurchase agreement be collateralized by cash or U.S. government securities having a value equal to, or in excess of, the value of the repurchase agreement. Such agreements permit the Fund to keep all of its assets at work while retaining flexibility in pursuit of investments of a longer-term nature.

3

Page>

The use of repurchase agreements involves certain risks. For example, if the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Fund may incur a loss upon disposition of them. If the seller of the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a bankruptcy court may determine that the underlying securities are collateral not within the control of the Fund and therefore subject to sale by the trustee in bankruptcy. Even though the repurchase agreements may have maturities of seven days or less, they may lack liquidity, especially if the issuer encounters financial difficulties. While the Fund acknowledges these risks, it is expected that they can be controlled through stringent selection criteria and careful monitoring procedures. The Fund intends to limit repurchase agreements to transactions with dealers and financial institutions believed by the Fund to present minimal credit risks. The Fund will monitor creditworthiness of the repurchase agreement sellers on an ongoing basis.

RESTRICTED OR NOT READILY MARKETABLE SECURITIES FOR THE FUND'S PORTFOLIO

Although the Fund has no current intention of investing in such securities in the foreseeable future, no more than 5% of the value of the Portfolio may be invested in securities with legal or contractual restrictions on resale ("restricted securities") (including securities qualifying for resale under SEC Rule 144A that are determined by the Board, or by Lord Abbett pursuant to the Board's delegation, to be liquid securities, restricted securities, repurchase agreements with maturities of more than seven days and over-the-counter options), other than repurchase agreements and those restricted securities which have a liquid market among certain institutions, including the Fund, and in securities which are not readily marketable.

LENDING OF SECURITIES BY THE FUND'S PORTFOLIO

Although the Fund has no current intention of doing so in the foreseeable future, the Fund may seek to earn income by lending portfolio securities. Under present regulatory policies, such loans may be made to member firms of the New York Stock Exchange and are required to be secured continuously by collateral consisting of cash, cash equivalents, or United States Treasury bills maintained in an amount at least equal to the market value of the securities loaned. The Fund will have the right to call a loan and obtain the securities loaned at any time on five days' notice. During the existence of a loan the Fund will receive the income earned on investment of collateral. The aggregate value of the securities loaned will not exceed 15% of the value of the Portfolio's total assets.

PORTFOLIO TURNOVER RATES

For the fiscal year ended December 31, 1998, the portfolio turnover rate of the Portfolio was 76.62% compared to 43.09% for the prior fiscal year.

                                       2.
                             DIRECTORS AND OFFICERS

The following director is a partner of Lord, Abbett & Co. ("Lord Abbett"), The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203. He has been associated with Lord Abbett for over five years and is also an officer, director, or trustee of twelve other Lord Abbett-sponsored funds. He is an "interested person" as defined in the Act, and as such, may be considered to have an indirect financial interest in the Rule 12b-1 Plan described in the Prospectus.

Robert S. Dow, age 54, Chairman and President

The following outside directors are also directors or trustees of twelve other Lord Abbett-sponsored funds referred to above. The Board of Directors/Trustees of each Lord Abbet fund oversees fund operations and management. E. Thayer Bigelow

Time Warner Inc.
1271 Avenue of the Americas
New York, New York

Senior Adviser, Time Warner Inc. Formerly, Acting Chief Executive Officer of Courtroom Television Network (1997 - 1998). Formerly, President and Chief Executive Officer of Time Warner Cable Programming, Inc. (1991 - 1997). Prior to that, President and Chief Operating Officer of Home Box Office, Inc. Age 57.

William H.T. Bush
Bush-O'Donnell & Co., Inc.
101 South Hanley Road, Suite 1025
St. Louis, Missouri

Co-founder and Chairman of the Board of financial advisory firm of Bush-O'Donnell & Company. Age 60.

Robert B. Calhoun, Jr.
Monitor Clipper Partners
650 Madison Avenue, 9th Floor
New York, New York

Managing Director of Monitor Clipper Partners and President of The Clipper Group L.P., both private equity investment funds. Age 56.

Stewart S. Dixon
Wildman, Harrold, Allen & Dixon
225 W. Wacker Drive (Suite 2800)
Chicago, Illinois

Partner in the law firm of Wildman, Harrold, Allen & Dixon. Age 68.

John C. Jansing
162 S. Beach Road
Hobe Sound, Florida

Retired. Former Chairman of Independent Election Corporation of America, a proxy tabulating firm. Age 73.

C. Alan MacDonald
Directorship Inc.
8 Sound Shore Drive
Greenwich, Connecticut

Managing Director of Directorship Inc., a consultancy in board management and corporate governance. Formerly, General Partner of The Marketing Partnership, Inc., a full service marketing consulting firm (1994-1997). Prior to that, Chairman and Chief Executive Officer of Lincoln Snacks, Inc., manufacturer of branded snack foods (1992-1994). His career spans 36 years at Stouffers and Nestle with 18 of the years as Chief Executive Officer. Currently serves as Director of DenAmerica Corp., J. B. Williams Company, Inc., Fountainhead Water Company and Exigent Diagnostics. Age 65.

Hansel B. Millican, Jr.
Rochester Button Company
1328 Broadway (Suite 816)
New York, New York
President and Chief Executive Officer of Rochester Button Company. Age 70.

5

Page>

Thomas J. Neff
Spencer Stuart
277 Park Avenue
New York, New York

Chairman of Spencer Stuart, an executive search consulting firm. Currently serves as a Director of Ace, Ltd. (NYSE). Age 61.

The second column of the following table sets forth the compensation accrued for the Fund's outside directors. The third column sets forth information with respect to the equity-based benefits accrued for outside directors by the Lord Abbett-sponsored funds. The fourth sets forth the total compensation payable by such funds to the outside directors. No director of the Fund associated with Lord Abbett and no officer of the Fund received any compensation from the Fund for acting as a director or officer.

                                   For the Fiscal Year Ended  December 31, 1998
                                   --------------------------------------------
         (1)                     (2)              (3)                     (4)
                                                  Pension or              For Year Ended
                                                  Retirement Benefits     December 31, 1998
                                                  Accrued by the          Total Compensation
                          Aggregate               Company and             Accrued by the Company and
                          Compensation            Twelve Other Lord       Twelve Other Lord
                          Accrued by              Abbett-sponsored        Abbett-sponsored
Name of Director          the Company(1)          Companies(2)            Companies(3)
----------------          --------------          ------------            ------------
E. Thayer Bigelow        $1,969                   $17,068                 $57,400
Stewart S. Dixon         $1,938                   $32,190                 $56,500
John C. Jansing          $1,904                   $45,085(4)              $55,500
C. Alan MacDonald        $1,887                   $30,703                 $55,000
Hansel B. Millican, Jr   $1,904                   $37,747                 $55,500
Thomas J. Neff           $1,938                   $19,853                 $56,500


(1) Outside directors' fees, including attendance fees for board and committee meetings, are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. A portion of the fees payable by the Fund to its outside directors is being deferred under a plan that deems the deferred amounts to be invested in shares of the Fund for later distribution to the directors.

(2) The amounts in Column 3 were accrued by the Lord Abbett-Sponsored Funds for the 12 months ended December 31, 1998 with respect to the equity based plans established for independent directors in 1996. This plan supercedes a previously approved retirement plan for all future directors. Current directors had the option to convert their accrued benefits under the retirement plan. All of the outside directors except one made such an election.

(3) This column shows aggregate compensation, including directors fees and attendance fees for board and committee meetings, of a nature referred to in footnote one, accrued by the Lord Abbett-sponsored funds during the year ended December 31, 1998. The amounts of the aggregate compensation payable by the Fund as of December 31, 1998 deemed invested in Fund shares, including dividends reinvested and changes in net asset value applicable to such deemed investments, were: Mr. Bigelow, $5,213; Mr. Dixon, $567; Mr. Jansing, $6,181; Mr. MacDonald, $1,173; Mr. Millican, $6,220 and Mr. Neff, $6,209. If the amounts deemed invested in Fund shares were added to each director's actual holdings of Fund shares as of December 31, 1998, each would own, the following: Mr. Bigelow, 253 shares; Mr. Dixon, 28 shares;
    Mr. Jansing, 299 shares; Mr. McDonald, 57 shares; Mr. Millican, 301 shares; and Mr. Neff, 301 shares.

(4) Mr. Jansing chose to continue to receive benefits under the retirement plan, which provides that outside directors (Trustees) may receive annual retirement benefits for life equal to their final annual retainer following retirement at or after age 72 with at least ten years of service. Thus, if Mr. Jansing were to retire and the annual retainer payable by the funds were the same as it is today, he would receive annual retirement benefits of $50,000.

Except where indicated, the following executive officers of the Fund have been associated with Lord Abbett for over five years. Of the following, Messrs. Brown, Carper, Hilstad, Hudson, Morris and Walsh are partners of Lord Abbett; the others are employees:

EXECUTIVE VICE PRESIDENT
W. Thomas Hudson, age 56

VICE PRESIDENTS
Paul A. Hilstad, age 56 (with Lord Abbett since 1995; formerly Senior Vice President and General Counsel of American Capital Management & Research, Inc.) Zane E. Brown, age 46

Daniel E. Carper, age 47

Robert G. Morris, age 54

Lawrence H. Kaplan, age 43 (with Lord Abbett since 1997 - formerly, Vice President and Chief Counsel of Salomon Brothers Asset Management Inc (1995-1997); prior thereto, Senior Vice President, Director and General Counsel of Kidder Peabody Asset Management, Inc. (1990-1995))

A. Edward Oberhaus, age 39

Keith O'Connor, age 43

John J. Walsh, age 62

TREASURER
Donna M. McManus, age 38, Treasurer (with Lord Abbett since 1996; formerly a Senior Manager at Deloitte & Touche LLP).

The Company's By-Laws provide that the Company shall not hold an annual meeting of its stockholders in any year unless one or more matters are required to be acted on by stockholders under the Act, or unless called at the request of a majority of the Board of Directors or by stockholders holding at least one-quarter of the stock of the Company outstanding and entitled to vote at the meeting. When any such annual meeting is held, the stockholders will elect directors to hold the offices of any directors who have held office for more than one year or who have been elected by the Board of Directors to fill vacancies. Under the By-Laws and in accordance with the Act, stockholder approval of the independent auditors of the Company will not be required except when such meetings are held.


                                       3.

  CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES SUBSTANTIAL SHAREHOLDERS

As of April 15, 1999 our officers and trustees, as a group, owned less than 1% of the Fund's outstanding shares. As of April 15, 1999 the following were record holders of 5% or more of the Fund's outstanding shares:

         COVA VARIABLE ANNUITY ACCOUNT #1
         1 Tower Lane #3000
         Villa Park, IL

7



Page>

         COVA VARIABLE ANNUITY ACCOUNT #5
         1 Tower Lane
         Villa Park, IL

As of March 31, 1998, COVA Variable Annuity Accounts One, Five, Six, and Seven, separate accounts of COVA Financial Services Life Insurance Company, One Tower Lane, Oakbrook Terrace, Illinois 60181 ("COVA Life"), was known to the Board of Directors and the management of the Fund to own of record 28,282,357 shares representing 99.93% of the total shares issued and outstanding of the Portfolio. As of the same date, Great American Reserve Insurance Company, 11815 North Pennsylvania St., Carmel, Indiana 46032, and Sun Life of Canada (U.S.), 1 Copley Place, Suite 200, Boston, Massachusetts 02116 were so known to own of record 1,408 shares representing .01% and 46 shares representing less than 1/2 of 1%, respectively. Also, as of such date, Lord Abbett was known to own of record 17,653 shares representing .06% of the total shares issued and outstanding. As of that date, the officers and directors of the Fund together owned no Variable Contracts.

                                       4.
                     INVESTMENT ADVISORY AND OTHER SERVICES

As described under "Management" in the Prospectus, Lord Abbett is the Fund's investment manager. Eight of the general partners of Lord Abbett are officers and/or directors of the Fund and are identified as follows: Zane E. Brown, Daniel E. Carper, Robert S. Dow, Paul A. Hilstad, W. Thomas Hudson, Robert G. Morris, and John J. Walsh. The other general partners of Lord Abbett are Stephen
I. Allen, John E. Erard, Robert P. Fetch, Daria L. Foster, Robert I. Gerber, Stephen I. McGruder, Michael B. McLaughlin, Robert J. Noelke, Mark R. Pennington and Christopher J. Towle.

The address of each partner is The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203.

Lord Abbett acts as investment manager for twelve other investment companies comprising the Lord Abbett Family of Funds. The names of these investment companies are:

                       Lord Abbett Affiliated Fund, Inc.
                     Lord Abbett Bond-Debenture Fund, Inc.
                    Lord Abbett Developing Growth Fund, Inc.
                         Lord Abbett Global Fund, Inc.
                      Lord Abbett Mid-Cap Value Fund, Inc.
                     Lord Abbett Tax-Free Income Fund, Inc.
                       Lord Abbett Tax-Free Income Trust
                            Lord Abbett Equity Fund
         Lord Abbett U.S. Government Securities Money Market Fund, Inc.
                          Lord Abbett Securities Trust
                          Lord Abbett Investment Trust
                        Lord Abbett Research Fund, Inc.

The services to be provided by Lord Abbett are described under "Management" in the Prospectus. Under the Management Agreement, the Fund on behalf of the Portfolio is obligated to pay Lord Abbett a monthly fee, based on the average daily net assets of the Portfolio for each month, at the annual rate of 0.50 of 1%. For the fiscal years ended December 31, 1996, 1997 and 1998, Lord Abbett received $1,234,273, $2,019,891 and $3,070,876 in advisory fees, respectively.

The Fund pays all expenses not expressly assumed by Lord Abbett, including, without limitation, outside directors' fees and expenses, association membership dues, legal and auditing fees, taxes, transfer and dividend disbursing agent fees, shareholder servicing costs, expenses relating to shareholder meetings, expenses of preparing, printing and mailing stock certificates and shareholder reports, expenses of registering the Fund's shares under federal and state securities laws, expenses of printing and mailing prospectuses to existing shareholders, insurance premiums, brokerage and other expenses connected with executing portfolio transactions.

Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281 are the independent auditors of the Fund and must be approved at least annually by the Fund's Board of Directors to continue in such capacity. They perform audit services for the Fund including the examination of financial statements included in the Fund's annual report to shareholders.

The Bank of New York ("BNY"), 48 Wall Street, New York, New York, is the Fund's custodian and maintains the fund's assets. In accordance with the requirements of Rule 17f-5, the Fund's directors have approved arrangements permitting the Fund's foreign assets not held by BNY or its foreign branches to be held by certain qualified foreign banks and depositories.

                                       5.
                             PORTFOLIO TRANSACTIONS

Our policy is to obtain best execution on all our portfolio transactions, which means that we seek to have purchases and sales of portfolio securities executed at the most favorable prices, considering all costs of the transaction including brokerage commissions and dealer markups and markdowns and taking into account the full range and quality of the brokers' services. Consistent with obtaining best execution, we generally pay, as described below, a higher commission than some brokers might charge on the same transactions. Our policy with respect to best execution governs the selection of brokers or dealers and the market in which the transaction is executed. To the extent permitted by law, we may, if considered advantageous, make a purchase from or sale to another Lord Abbett-sponsored fund without the intervention of any broker-dealer.

Broker-dealers are selected on the basis of their professional capability and the value and quality of their brokerage and research services. Normally, the selection is made by traders who are officers of the Fund and also are employees of Lord Abbett. These traders do the trading as well for other accounts -- investment companies (of which they are also officers) and other investment clients -- managed by Lord Abbett. They are responsible for obtaining best execution.

We pay a commission rate that we believe is appropriate to give maximum assurance that our brokers will provide us, on a continuing basis, the highest level of brokerage services available. While we do not always seek the lowest possible commissions on particular trades, we believe that our commission rates are in line with the rates that many other institutions pay. Our traders are authorized to pay brokerage commissions in excess of those that other brokers might accept on the same transactions in recognition of the value of the services performed by the executing brokers, viewed in terms of either the particular transaction or the overall responsibilities of Lord Abbett with respect to us and the other accounts they manage. Such services include showing us trading opportunities including blocks, a willingness and ability to take positions in securities, knowledge of a particular security or market proven ability to handle a particular type of trade, confidential treatment, promptness and reliability.

Some of these brokers also provide research services at least some of which are useful to Lord Abbett in their overall responsibilities with respect to us and the other accounts they manage. Research includes the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts and trading equipment and computer software packages, acquired from third-party suppliers, that enable Lord Abbett to access various information bases. Such services may be used by Lord Abbett in servicing all their accounts, and not all of such services will necessarily be used by Lord Abbett in connection with their management of the Fund; conversely, such services furnished in connection with brokerage on other accounts managed by Lord Abbett may be used in connection with their management of the Fund, and not all of such services will necessarily be used by Lord Abbett in connection with their advisory services to such other accounts. We have been advised by Lord Abbett that research services received form brokers cannot be allocated to any particular account, are not a substitute for Lord Abbett's services but are supplemental to their own research effort and when

9



Page>

utilized, are subject to internal analysis before being incorporated by Lord Abbett into their investment process. As a practical matter, it would not be possible for Lord Abbett to generate all of the information presently provided by brokers. While receipt of research services from brokerage firms has not reduced Lord Abbett's normal research activities, the expenses of Lord Abbett could be materially increased if it attempted to generate such additional information through its own staff and purchased such equipment and software packages directly from the suppliers.

No commitments are made regarding the allocation of brokerage business to or among brokers, and trades are executed only when they are dictated by investment decisions of the Fund to purchase or sell portfolio securities.

If two or more broker-dealers are considered capable of offering the equivalent likelihood of best execution, the broker-dealer who has sold our shares and/or shares of other Lord Abbett-sponsored funds may be preferred.

If other clients of Lord Abbett buy or sell the same security at the same time as we do, transactions will, to the extent practicable, be allocated among all participating accounts in proportion to the amount of each order and will be executed daily until filled so that each account shares the average price and commission cost of each day. Other clients who direct that their brokerage business be placed with specific brokers or who invest through wrap accounts introduced to Lord Abbett by certain brokers may not participate with us in the buying and selling of the same securities as described above. If these clients wish to buy or sell the same security as we do, they may have their transactions executed at times different from our transactions and thus may not receive the same price or incur the same commission cost as we do.

We will not seek "reciprocal" dealer business (for the purpose of applying commissions in whole or in part for our benefit or otherwise) from dealers as consideration for the direction to them of portfolio business.

During the fiscal years ended December 31, 1998, 1997 and 1996, the total dollar
amounts of brokerage commissions paid by the Fund were $       , $631,256 and
$389,776, respectively.

                                       6.
                         NET ASSET VALUE OF FUND SHARES

Information concerning how we value our shares for the purchase and redemption of our shares is contained in the Prospectus under "Purchases and Redemptions."

As disclosed in the Prospectus, we calculate our net asset value as of the close of the New York Stock Exchange ("NYSE") (normally at 4:00 P.M. Eastern Standard
Time) on each day that the NYSE is open for trading by dividing our total net assets by the number of shares outstanding at the time of calculation. The NYSE is closed on Saturdays and Sundays and the following holidays -- New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

VALUATION OF SECURITIES HELD IN THE PORTFOLIO

The Fund values its portfolio securities at market value as of the close of the NYSE. Market value will be determined as follows: securities listed or admitted to trading privileges on the New York or American Stock Exchange or on the NASDAQ National Market System are valued at the last sales price, or, if there is no sale on that day, at the mean between the last bid and asked prices, or, in the case of bonds, in the over-the-counter market if, in the judgment of the Fund's officers, that market more accurately reflects the market value of the bonds. Over-the-counter securities not traded on the NASDAQ National Market System are valued at the mean between the last bid and asked prices. Securities for which market quotations are not available are valued at fair market value under procedures approved by the Board of Directors.

                                       7.
                           DIVIDENDS AND DISTRIBUTIONS

It is the Fund's intention to distribute substantially all the net investment income, if any, of the Portfolio. For dividend purposes, net investment income of the Portfolio will consist of dividends and/or interest earned by the Portfolio less the expenses of such Portfolio.

All net realized capital gains of the Fund, if any, are declared and distributed annually.

                                       8.
                            DISTRIBUTION ARRANGEMENTS

GENERAL

Lord Abbett Distributor LLC ("Lord Abbett Distributor") serves as the distributor in connection with the offering of the Fund's shares. In connection with the sale of its shares, the Fund has authorized Lord Abbett Distributor to provide only such information and to make only such statements and representations which are not materially misleading or which are contained in the Fund's then current Prospectus or Statement of Additional Information or shareholder reports in such financial and other statements which are furnished to Lord Abbett by the Fund.

The Fund and Lord Abbett Distributor are parties to a Distribution Agreement that continues in force until December, 1999. The Distribution Agreement may be terminated by either party and will automatically terminate in the event of its assignment. The Distribution Agreement may be renewed annually if specifically approved by the Board of Directors or by vote of a majority of the outstanding voting securities of the Fund provided that any such renewal shall be approved by the vote of a majority of the Directors who are not parties to the Distribution Agreement and are not "interested persons" of the Fund and have no direct or indirect financial interest in the operation of the Distribution Agreement.

                                       9.
                                     TAXES

It is the intention of the Fund to cause the Portfolio to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. Under such provisions, the Portfolio will not be subject to federal income tax on that part of its net ordinary income and net realized capital gains which it distributes to shareholders. The Portfolio will be treated as a separate entity for federal income tax purposes and, therefore, the investments and results of the Portfolio are determined separately for purposes of determining whether the Portfolio qualifies as a regulated investment company and for purposes of determining the Portfolio's net ordinary income (or loss) and net realized capital gains (or losses). To qualify for treatment as a regulated investment company, the Portfolio must, among other things, derive in each taxable year at least 90% of its gross income from dividends, interest and gains from the sale or other disposition of securities and certain other related income.

                                      10.
                         CALCULATION OF PERFORMANCE DATA

The Portfolio's average annual compounded rate of return is determined by reference to a hypothetical $1,000 investment that includes capital appreciation and depreciation for the stated period, according to the following formula:

             P(1+T)'pp'n = ERV

where

P   =    a hypothetical initial payment of $1,000
T   =    average annual total return

11



Page>


n   =    number of years
ERV =    ending redeemable value of the hypothetical $1,000 purchase at the end of the period.

Aggregate total return is calculated in a similar manner, except that the results are not annualized. Each calculation assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period.

Using this method to compute average annual compounded rates of total return for the Portfolio's last one, five and the life of the fund periods ending on December 31, 1998 were: 24.34%, 17.87% and 16.56%, respectively.

                                       11.
                              FINANCIAL STATEMENTS

The financial statements for the year ended December 31, 1998 and the report of Deloitte & Touche LLP, independent auditors, on such financial statements contained in the 1998 Annual Report to Shareholders of Lord Abbett Series Fund, Inc. are incorporated herein by reference to such financial statements and report in reliance upon the authority of Deloitte & Touche LLP as experts in auditing and accounting.

12



Page>



PART C OTHER INFORMATION

This Post-Effective Amendment No. 17 (the "Amendment") to the Registrant's Registration Statement relates only to Series Fund - class VC.

The other series and classes of shares of the Registrant are listed below and are offered by the Prospectuses and Statements of Additional Information in Parts A and B, respectively, of the Post-Effective Amendments to the Registrant's Registration Statements as identified. The following are separate series and/or classes of shares of the Registrant. This Amendment does not relate to, amend or otherwise affect the Prospectuses and Statements of Additional Information contained in the prior Post-Effective Amendments listed below, and pursuant to Rule 485(d) under the Securities Act of 1933, does not affect the effectiveness of such Post-Effective Amendments.

                                     POST-EFFECTIVE
                                     AMENDMENT NO.
                                     --------------
Bond Debenture Portfolio- class VC        13
Mid-Cap Value Portfolio- class VC         14
International Portfolio- class VC         15

Item 23  Exhibits

         (a) Articles of Incorporation are incorporated by reference to Post-Effective Amendment No. to the Registration Statement on Form N-1A filed on .

         (b) By-Laws incorporated by reference.

         (c) Instruments Defining Rights of Security Holders incorporated by reference.

         (d) Investment Advisory Contracts incorporated by reference.

         (e) Underwriting Contracts incorporated by reference.

         (f) Bonus or Profit Sharing Contracts is incorporated by reference to Post Effective Amendment No. 6 to the Registration Statement on Form N-1A filed on October 7, 1994.

         (g) Custodian Agreements incorporated by reference.

         (h) Other Material Contracts incorporated by reference.

         (i) Consent to Legal Opinion. Filed herewith.

         (j) Consent of Independent Auditors. Filed herewith.

         (k) Omitted Financial Statements incorporated by reference.

         (l) Initial Capital Agreements incorporated by reference.

         (m) Rule 12b-1 Plan incorporated by reference to Post Effective Amendment No. 12 filed on August 29, 1996.

         (n) Financial Data Schedule. Filed herewith.

         (o) Rule 18f-3 Plan. Incorporated by reference to Post Effective Amendment No. 12 filed on August 29, 1996.


Item 24  Persons Controlled by or Under Common Control with the Fund

         None.

Item 25  Indemnification

         All Trustees, officers, employees and agents of Registrant are to be indemnified as set forth in Section 4.3 of Registrant's Declaration of Trust.

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expense incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

         In addition, Registrant maintains a Trustees' and officers' errors and omissions liability insurance policy protecting Trustees and officers against liability for breach of duty, negligent act, error or omission committed in their capacity as Trustees or officers. The policy contains certain exclusions, among which is exclusion from coverage for active or deliberate dishonest or fraudulent acts and exclusion for fines or penalties imposed by law or other matters deemed uninsurable.

Item 26  Business and Other Connections of Investment Adviser

         Lord, Abbett & Co. acts as investment adviser for twelve other investment companies (of which it is principal underwriter for thirteen) and as investment adviser to approximately 8,300 private accounts as of September 30, 1998. Other than acting as trustees, directors and/or officers of open-end investment companies managed by Lord, Abbett & Co., none of Lord, Abbett & Co.'s partners has, in the past two fiscal years, engaged in any other business, profession, vocation or employment of a substantial nature for his own account or in the capacity of director, officer, employee, partner or Trustee of any entity.

Item 27  Principal Underwriters

    (a)  Lord Abbett Mid-Cap Value Fund, Inc.

         Lord Abbett Bond-Debenture Fund, Inc.

         Lord Abbett Developing Growth Fund, Inc.

         Lord Abbett Tax-Free Income Fund, Inc.

         Lord Abbett Global Fund, Inc.

         Lord Abbett U.S. Government Money Market Fund, Inc.

         Lord Abbett Equity Fund

         Lord Abbett Tax-Free Income Trust

         Lord Abbett Affiliated Fund, Inc.

         Lord Abbett Investment Trust

         Lord Abbett Research Fund, Inc.

         Lord Abbett Securities Trust

         Investment Advisor

         American Skandia Trust (Lord Abbett Growth & Income Portfolio)

    (b)  The partners of Lord, Abbett & Co. are:


Name and Principal              Positions and Offices
Business Address (1)            with Registrant
--------------------            ---------------------
Robert S. Dow                   Chairman and President
W. Thomas Hudson                Executive Vice President
Paul A. Hilstad                 Vice President & Secretary
Zane E. Brown                   Vice President
Daniel E. Carper                Vice President
Robert G. Morris                Vice President
John J. Walsh                   Vice President

         The other general partners of Lord Abbett & Co. who are neither officers nor directors of the

Page>

         Registrant are Stephen I. Allen, John E. Erard, Robert P. Fetch, Daria
         L. Foster, Robert I. Gerber, Thomas W. Hudson, Jr., Stephen I. McGruder, Michael McLaughlin, Robert J. Noelke, R. Mark Pennington, and Christopher J. Towle.

         Each of the above has a principal business address: 767 Fifth Avenue, New York, NY 10153

    (c)  Not applicable

Item 28  Location of Accounts and Records

         Registrant maintains the records, required by Rules 31a - 1(a) and (b), and 31a - 2(a) at its main office.

         Lord, Abbett & Co. maintains the records required by Rules 31a - 1(f) and 31a - 2(e) at its main office.

         Certain records such as cancelled stock certificates and correspondence may be physically maintained at the main office of the Registrant's Transfer Agent, Custodian, or Shareholder Servicing Agent within the requirements of Rule 31a-3.

Item 29  Management Services

         None

Item 30  Undertakings

         The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

         The registrant undertakes, if requested to do so by the holders of at least 10% of the registrant's outstanding shares, to call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors and to assist in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940, as amended.

                              SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Fund certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and had duly caused this registration statement to be signed on its behlaf of the undersigned, duly authorized, in the City of New York, and State of New York on the 30th day of April, 1999.

                                   BY:  /s/ Lawrence H. Kaplan
                                            Lawrence H. Kaplan
                                            Vice President

LORD ABBETT SERIES FUND, INC.



                               POWER OF ATTORNEY

          Each person whose signature appears below on this Amendment to the Registration Statement hereby constitutes and appoints Paul A. Hilstad and Lawrence H. Kaplan , and each of them, with full power to act without the other, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to this Registration Statement (including post-effective amendments and amendments thereto), and to file the same, with all exhibits thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signatures                           Title                           Date
----------                           -----                           ----
                                Chairman, President
/s/Robert S. Dow*                and Director/Trustee                4/30/99
-------------------------------------------------------------------------------
Robert S. Dow

/s/E. Thayer Bigelow*            Director/Trustee                    4/30/99
-------------------------------------------------------------------------------
E. Thayer Bigelow

/s/ William H.T. Bush*           Director/Trustee                    4/30/99
-------------------------------------------------------------------------------
William H. T. Bush

/s/Robert B. Calhoun*            Director/Trustee                    4/30/99
-------------------------------------------------------------------------------
Robert B. Calhoun

/s/Stewart S. Dixon*             Director/Trustee                    4/30/99
-------------------------------------------------------------------------------
Stewart S. Dixon

/s/John C. Jansing*              Director/Trustee                    4/30/99
-------------------------------------------------------------------------------
John C. Jansing

C. Alan MacDonald*               Director/Trustee                    4/30/99
-------------------------------------------------------------------------------
C. Alan MacDonald

/s/ Hansel B. Millican, Jr.*     Director/Trustee                    4/30/99
-------------------------------------------------------------------------------
Hansel B. Millican, Jr.

/s/ Thomas J. Neff*              Director/Trustee                    4/30/99
-------------------------------------------------------------------------------
Thomas J. Neff

*BY:          /s/ Lawrence H. Kaplan
              Lawrence H. Kaplan
              Attorney-in-Fact



                                                                                               PAGE
                                    EXHIBIT INDEX                                             NUMBER
                                    -------------                                             ------
         (a) Articles of Incorporation are incorporated by reference to
             Post-Effective Amendment No. to the Registration Statement on Form
             N-1A filed on .

         (b) By-Laws incorporated by reference.

         (c) Instruments Defining Rights of Security Holders incorporated by reference.

         (d) Investment Advisory Contracts incorporated by reference.

         (e) Underwriting Contracts incorporated by reference.

         (f) Bonus or Profit Sharing Contracts is incorporated by reference to Post Effective Amendment No. 6 to the Registration Statement on
             Form N-1A filed on October 7, 1994.

         (g) Custodian Agreements incorporated by reference.

         (h) Other Material Contracts incorporated by reference.

         (i) Consent to Legal Opinion. Filed herewith.

         (j) Consent of Independent Auditors.  Filed herewith.

         (k) Omitted Financial Statements incorporated by reference.

         (l) Initial Capital Agreements incorporated by reference.

         (m) Rule 12b-1 Plan incorporated by reference to Post Effective
             Amendment No. 12 filed on August 29, 1996.

         (n) Financial Data Schedule. Filed herewith.

         (o) Rule 18f-3 Plan. Incorporated by reference to Post Effective
             Amendment No. 12 filed on August 29, 1996.




                             STATEMENT OF DIFFERENCES
                             ------------------------

Characters normally expressed as superscript shall be preceded by.........  'pp'
The registered trademark symbol shall be expressed as.....................   'r'
